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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 3, 2008 (June 27, 2008)

BUTLER INTERNATIONAL, INC.

(Exact name of Registrant as specified in Charter)

MARYLAND	0-14951	06-1154321

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 E. Las Olas Boulevard, Suite 1730A, Fort Lauderdale, Florida 33301

(Address of Principal Executive Offices/Zip Code)

Registrant’s telephone number, including area code: (954) 761-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS

On July 1, 2008, Butler Service Group, Inc. (“BSG”), a wholly owned subsidiary of the Registrant, obtained an extension of its credit facilities with General Electric Capital Corporation (“GECC”) and Monroe Capital Management Advisors, LLC, Garrison Funding 2008-1 Ltd., and MC Funding Ltd. (collectively, “Monroe”) to August 1, 2009.

Pursuant to the terms of the Eighth Amendment and Waiver to the Third Amended and Restated Credit Agreement between BSG and GECC dated July 1, 2008 (“Amended Senior Revolving Facility”), interest will accrue on Revolving Credit Advances (as defined) at the following rates: (i) for the period commencing on July 1, 2008 and ending on September 30, 2008, either the Index Rate (as defined) plus 5.5% per annum, the applicable LIBOR Rate (as defined) plus 7.0% per annum, or the applicable Commercial Paper Rate (as defined) plus 7.0% per annum, at the election of BSG, and (ii) for the period commencing on October 1, 2008 and ending on the Commitment Termination Date (as defined), either the Index Rate plus 7.5% per annum, the applicable LIBOR Rate plus 9.0% per annum, or, the applicable Commercial Paper Rate plus 9.0% per annum, at the election of BSG. BSG also agreed to pay certain fees to GECC if Borrowing Availability drops below certain specified levels through the Commitment Termination Date (as defined). An amendment fee of $50,000 was paid in connection with execution of the Amended Senior Revolving Facility.

Pursuant to the terms of the Fifth Amendment to Second Lien Credit Agreement between BSG and Monroe dated July 1, 2008 (“Amended Term Loan”), interest will accrue on the Amended Term Loan at a rate equal to the greater of (A) the Index Rate (as defined) plus seven percent (7%) per annum, or, the applicable LIBOR Rate (as defined) plus eight percent (8%), at the election of BSG, and (B) the rate payable by BSG under the Amended Senior Revolving Facility, plus two percent (2%) per annum. Additionally, in-kind interest at a rate of two percent (2%) per annum is also payable. As a further provision to the Amended Term Loan, the principal payment due on or about October 1, 2008 under the original Monroe Term Loan was waived. An amendment fee of $500,000 will be due and payable to Monroe upon the earliest of (i) August 1, 2009, or (ii) termination of the Amended Term Loan, and additional work fees of $300,000 will be due and payable over the next four months.

Pursuant to the terms of both credit documents, BSG is required to take steps to increase liquidity. In addition, both facilities require BSG to have Funded Debt (as defined) on January 2, 2009, of $44,872,006.67, and require compliance with certain other financial covenants on an on-going basis and other covenants to be met on or about January 2, 2009. Both facilities also require BSG to pay all future dividends on its preferred stock as payments in-kind. Finally, under both facilities, the Registrant was granted until September 15, 2008 to comply with certain reporting requirements, and all existing Defaults and Events of Default (as defined) were waived.

On June 27, 2008, BSG entered into a Fourth Amendment to Second Lien Credit Agreement (“Fourth Amendment”) with Monroe, dated as of June 26, 2008. The Fourth Amendment provided for the following matters, among others: (i) an extension of the “Term Loan B Maturity Date” (as defined) to July 15, 2008, (ii) a waiver of the principal payment due on July 1, 2008; and (iii) Monroe’s forbearance until July 15, 2008, or the date upon which a Forbearance Default (as defined) occurs, from the exercise of any of its rights and remedies arising out of certain Events of Default (as defined).

The foregoing descriptions of the Amended Senior Revolving Facility, the Amended Term Loan, and the Fourth Amendment, do not purport to be, complete and are qualified in their entirety by reference to a copy of such documents filed as Exhibits 10.1 through 10.3 hereto and incorporated herein in their entirety by this reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth under Item 1.01 of this report is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS

On July 2, 2008, Butler International Inc. announced that it has reached agreements with GECC and its term loan creditors to extend its line of credit and term loans until August 1, 2009. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The exhibits listed below are being furnished pursuant to Item 9.01.

Exhibit Number	Description

10.1

Eighth Amendment and Waiver to the Third Amended and Restated Credit Agreement dated as of July 1, 2008, by and among Butler Service Group, Inc., certain of its affiliates, and General Electric Capital Corporation in its individual capacity and as agent for the Lenders.

10.2

Fifth Amendment to Second Lien Credit Agreement, dated as of July 1, 2008, by and among Butler Service Group, Inc., and Monroe, in its individual capacity and as agent for the Lenders, Garrison Funding-2008-1 LTD, and MC Funding Ltd.

10.3

Fourth Amendment to Second Lien Credit Agreement, dated as of June 26, 2008, and entered into on June 27, 2008 by and among Butler Service Group, Inc. and Monroe, in its individual capacity and as agent for the Lenders, Garrison Funding-2008-1 LTD, and MC Funding Ltd.

99.1	Press Release dated July 2, 2008

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2008	BUTLER INTERNATIONAL, INC.

	By:	/s/ Mark Koscinski
Mark Koscinski
Chief Financial Officer

BUTLER INTERNATIONAL, INC.

EXHIBIT LIST

Exhibit Number	Description
10.1

Eighth Amendment and Waiver to the Third Amended and Restated Credit Agreement dated as of July 1, 2008, by and among Butler Service Group, Inc., certain of its affiliates, and General Electric Capital Corporation in its individual capacity and as agent for the Lenders.

10.2

Fifth Amendment to Second Lien Credit Agreement, dated as of July 1, 2008, by and among Butler Service Group, Inc., and Monroe, in its individual capacity and as agent for the Lenders, Garrison Funding-2008-1 LTD, and MC Funding Ltd.

10.3

Fourth Amendment to Second Lien Credit Agreement, dated as of June 26, 2008, and entered into on June 27, 2008 by and among Butler Service Group, Inc. and Monroe, in its individual capacity and as agent for the Lenders, Garrison Funding-2008-1 LTD, and MC Funding Ltd.

99.1	Press Release dated July 2, 2008